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                          SEI INSURANCE PRODUCTS TRUST

                          SEI VP Large Cap Growth Fund

                       Supplement Dated February 4, 2003
               to the Class A Shares Prospectus Dated May 1, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE CLASS A SHARES PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

CHANGE IN SUB-ADVISER FOR SEI VP LARGE CAP GROWTH FUND

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the SEI VP Large Cap Growth Fund. In the section entitled "Sub-Advisers and Portfolio Managers," the paragraph relating to Alliance Capital Management L.P. under the sub-section entitled "SEI VP Large Cap Growth Fund" is hereby deleted and replaced with the following paragraph:

GOLDMAN SACHS ASSET MANAGEMENT: Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (Goldman Sachs), located at 32 Old Slip, New York, New York 10005, serves as a Sub-Adviser to the SEI VP Large Cap Growth Fund. A team of investment professionals at Goldman Sachs manages the portion of the assets of the SEI VP Large Cap Growth Fund allocated to Goldman Sachs.

There are no changes to the other sub-advisers of the SEI VP Large Cap Growth Fund.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE